2018 Investor Meetings September–October 1

Cautionary Note Regarding Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management’s current beliefs, assumptions and expectations of EMC Insurance Group Inc.’s (the “Company’s”) future performance, taking all information currently available into account. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following: • catastrophic events and the occurrence of significant severe weather conditions; • the adequacy of loss and settlement expense reserves; • state and federal legislation and regulations; • changes in the federal corporate tax rate and other effects of federal tax reform; • changes in the property and casualty insurance industry, interest rates or the performance of financial markets and the general economy; • rating agency actions; • “other-than-temporary” investment impairment losses; and • other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Management intends to identify forward-looking statements when using the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “may”, “intend”, “likely” or similar expressions. Undue reliance should not be placed on these forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. 2

Table of Contents Page/Slide Number Page/Slide Number Who We Are 4 Unique and Powerful Rate Compare System 16 Corporate Structure 5 Commercial Renewal Rates 17 Benefits of Pooling Agreement – Loss Cost Trend 18 Direct Business 6 GAAP Combined Ratios 19 Benefits of Quota Share Agreement with EMCC – Assumed Reinsurance 7 2018 Six Month Results by Segment 20 Intercompany Reinsurance Programs 8 Personal Lines Focused Accountability 21 Key Reasons to Invest in EMCI 9 Commercial Auto Trends 22 2017 Premiums Earned 10 Innovation Pipeline at EMC 23 Diversified Book of Business 11-12 Investment Portfolio 24 Benefits of Local Market Presence 13 Increasing Stockholder Value – 7.2% CAGR 25 2017 Direct Premiums Written by Branch (CL) 14 2017 Premium Distribution by Account Size (CL) 15 Stock Repurchase Program 26 Appendix 27-37 3

Who We Are • Downstream holding company of Employers Mutual Casualty Company (EMCC) • Trade on Nasdaq: EMCI • Enterprise began in 1911, IPO in 1982 • Property and Casualty Insurance Segment (78% of premiums earned) • 2,160 independent agency relationships • 41 state distribution network, licensed in all 50 states and District of Columbia • 30% participation in EMCC pool • 92% commercial lines / 8% personal lines • Reinsurance Segment (22% of premiums earned) • EMCC has assumed reinsurance business since 1950s • 100% Quota Share Agreement with EMCC, but some contracts written directly • 91% of business primarily from 17 reinsurance brokers • 9% of business from participation in Mutual Re underwriting association (formerly known as Mutual Reinsurance Bureau) 4

Corporate Structure Employers Mutual Casualty Company Public Stockholders (Founded in 1911) 55%* 45%* EMC Insurance Group Inc. (IPO in 1982 - Follow-on offerings in 1985 and 2004) Property and Casualty Reinsurance Segment Insurance Segment (100% Quota Share Agreement with EMCC) (Aggregate 30% pool participation) Dakota Fire EMCASCO Illinois EMC Insurance Insurance EMCASCO Reinsurance Company Company Insurance Co. Company EMC Underwriters, LLC *Ownership as of June 30, 2018 5

Benefits of Pooling Agreement – Direct Business • “A” (Excellent) rating with stable outlook from A.M. Best Company • Risks spread over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms • Benefits from capacity of the entire pool • $1.7 billion in direct premiums written* in 2017 • $1.5 billion of statutory surplus as of Dec. 31, 2017 • Merger and acquisition flexibility • Economies of scale in operations and purchase of reinsurance • Investment in innovation *Premiums written is an industry metric used in statutory accounting to quantify the amount of insurance sold during a specified reporting period. See p. 37 of the Appendix for additional information regarding this metric. 6

Benefits of Quota Share Agreement with EMCC – Assumed Reinsurance • EMCC’s surplus ($1.4 billion as of Dec. 31, 2017) and financial strength exhibits ability to pay claims owed to ceding companies • Name recognition and long-standing domestic and international relationships with EMCC • Competitive advantage being licensed in all 50 states and District of Columbia • Utilize EMCC’s “A” (Excellent) rating from A.M. Best Company (EMC Re also rated “A”) 7

Intercompany Reinsurance Programs Overview • Intercompany reinsurance program between EMCI’s three insurance subsidiaries in the property and casualty insurance segment and EMCC • Intercompany reinsurance program between EMCI’s reinsurance subsidiary (EMC Reinsurance Company) and EMCC Objectives • Reduce volatility of EMCI’s quarterly results caused by excessive catastrophe and storm losses • Provide protection from elevated frequency and/or severity of such losses NOTE: The Inter-Company Committees of the boards of directors of EMCI and EMCC approved the terms of the agreements to ensure they are fair and equitable to both parties. 8

Key Reasons to Invest in EMCI • Access to large capital base • Experienced senior • Diversified, seasoned book of management business • For our agents – focus on • Regional, decentralized innovation and differentiation operating structure • Trading at discount to book • Conservative balance sheet value Dividends Per Share* $0.90 • Dividend yield of 3.4% as of $0.75 August 23, 2018 $0.60 $0.45 • 8 consecutive years of dividend increases $0.30 $0.15 • Dividend has never been $- reduced since IPO in 1982 * Amounts reflect the total of the quarterly cash dividends paid in the respective years. 9

2017 Premiums Earned Reinsurance Segment $134.8 million EMCC & Subsidiaries $1.13 billion P&C Insurance Segment $472.4 million Total EMC premiums earned of ~$1.7 billion 10

Diversified Book of Business Reinsurance Segment Premiums Earned Reinsurance Segment $134.8 million Pro Rata 33.1% EMCC & Excess Subsidiaries of Loss 66.9% Domestic 87% International (mainly Europe & Japan) 13% P&C Insurance Segment 11

Diversified Book of Business Property and Casualty Insurance Segment Premiums Earned Reinsurance Segment Personal Lines 8.1% Bonds EMCC & 1.8% Commercial Subsidiaries Auto Workers' 25.0% Compensation 21.3% P&C Insurance Segment Commercial Commercial $472.4 million Property Liability 22.9% 20.9% 12

Benefits of Local Market Presence • Decentralized decision making/guided autonomy: • Marketing • Underwriting • Risk improvement • Claims • Strengthens agency relationships • Develop products, marketing strategies and pricing targeted to specific territories • Individual approaches within EMC risk appetite and framework • Retention level consistently stays between 80%-90% • 85.9% at June 30, 2018 13

2017 Direct Premiums Written by Branch Property and Casualty Insurance Segment Commercial Lines 4.5% 4.9% 6.3% 3.9% 5.3% 13.4% 4.0% 7.1% 3.6% 5.6% 14.4% 10.0% 4.7% 4.0% 3.9% 4.4% 14

2017 Premium Distribution by Account Size Property and Casualty Insurance Segment Commercial Lines 30% 36% $1-$25K $25-$100K $100K+ 34% • Approximately 86% of commercial accounts are under $25,000 in account premium, but only represent 30% of commercial lines premiums written volume • Invest more per dollar of premium in loss control services than most competitors – available to all commercial policyholders 15

Unique and Powerful Rate Compare System Provides near real-time measure Rates current exposures of of rate increase obtained by commercial renewal policies policy, account underwriter, at current and prior period rates line of business or branch Rate Compare System Able to target specific accounts Creates management framework needing more or less rate that allows monitoring and oversight when combined with our of the success of branch offices and internal analytical models used to underwriters in achieving desired help underwriters make decisions rate level increases 16

Commercial Renewal Rates 8% 7% 6% 5% 4% 3% 2% 1% 0% -1% Prior Period Percentage Change Percentage Period Prior -2% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 YTD • Commercial lines renewal rates up 23.9% since 2010 on a cumulative rate compare change by month basis 17

Loss Cost Trend Direct Business Compound Ultimate • Provides a Annual Trend: 2013-2018* measure of the change in the 6% Company’s losses 4.8% • Calculated using 4% the change in 2.2% frequency of 2% normalized claim counts and the change in severity 0% of the claims Frequency adjusted for -2% changes in rate Severity levels -2.5% Loss Cost Trend -4% *Trend from July 1, 2013 through June 30, 2018. Excludes catastrophe and storm losses, and large losses. Large losses are defined as reported current accident year losses greater than $500,000 for the EMC Insurance Companies’ pool, excluding catastrophe and storm losses. 18

GAAP Combined Ratios 120% 107.2%* 105% 103.1% 102.2% 97.9% 97.3% 98.5% 6.8% 10.6% 8.1% 9.9% 90% 9.4% 7.8% 75% 60% 100.4% 45% 88.5% 92.5% 89.5% 90.4% 92.3% 30% 15% 0% 2013 2014 2015 2016 2017 2018 Catastrophe and Storm Losses Q2 YTD GAAP Combined Ratio Excluding Catastrophe and Storm Losses *Based on actual results for the first six months of 2018 and projections for the remainder of the year, management’s annual GAAP combined ratio projection is 103.6 percent for 2018. 19

2018 Six Month Results by Segment Property and Casualty Insurance Segment 120% 111.3% 107.2% • Extremely cold temperatures 8.3% persisted across much of our footprint 100% 6.8% during the first quarter of 2018, which 93.9% resulted in a high level of non- catastrophe losses, primarily from 80% 1.9% fires and water damage from frozen pipes • Second quarter of 2018 was also 60% impacted by a high level of non- 103.0% 100.4% catastrophe losses that were primarily 92.0% attributed to the workers’ 40% compensation line of business • Loss and settlement expense ratios 20% of the commercial auto and personal lines of business remain elevated 0% Reinsurance Segment Property and Reinsurance Consolidated • Continues to perform well and has Casualty Insurance Segment achieved double-digit growth in Segment premiums written Catastrophe and Storm Losses GAAP Combined Ratio Excluding Catastrophe and Storm Losses 20

Personal Lines Focused Accountability 2017 Direct Premiums Written by State 2.7% 5.9% 6.6% 1.8% 0.8% 2.1% 3.4% 0.7% 20.4% 5.9% 6.3% 4.2% 2.4% 2.8% 4.3% 1.5% 7.3% 1.0% 7.3% 2.5% 7.8% 2.3% Premiums Written Less than $600,000 $600,001 - $1,500,000 • Centralized accountability for personal lines profitability and $1,500,001 - $3,000,000 growth began in 2016 $3,000,001 - $4,500,000 • Implemented new personal automobile and homeowners products in second half of 2016 for all active states Over $4,500,000 • Premiums written grew for first time since 2012 due primarily to None mid-single digit rate level increases and selectively added new business in key growth areas 21

Commercial Auto Trends • Commercial auto represents ~25% of the property and casualty insurance segment’s commercial business • Implemented multi-year “Accelerate Commercial Auto Profitability” project in 2016 with goal of returning to underwriting profitability by mid-2019 • Eight teams complement local branch efforts, each focused on different opportunities such as underwriting, pricing and claims handling • Develop and introduce better tools to help agencies struggling with commercial auto profitability • Unlikely return to profitability by mid-2019 due to strong industry headwinds that have offset expected incremental improvement • Projected combined ratio of 111.6%* for industry in 2018 • Increase in loss frequency driven by distracted/inexperienced drivers and increase in miles driven due to lower gas prices and higher demand • Increase in loss severity driven by more costly repairs *Projection by Conning research 22

Innovation Pipeline at EMC INPUTS PILOTS OUTPUTS Defining Objectives Production • AI • Drones • IoT • Chatbots • AR/VR • Automation/ • Blockchain RPA • Platforms Internal Innovation Strategic Partnerships • Data analytics • Machine learning • Business intelligence Insurtech 23

Investment Portfolio $1.51 billion* at June 30, 2018 • Economic cycle in mid- to late-stage • Increase in interest rates has improved relative value of fixed income • Security selection remains critical • Equity valuations close to long-term averages as earnings and volatility increase • Tail-risk hedge alleviates downside risk but reduces annual equity portfolio return 1.5-2% depending on financial market volatility Equities Municipal Bonds 15% 19% S-T Investments/Other 3% Securitized Assets** 15% Corporate Bonds 28% Treasuries/Agencies 20% *Investment securities purchased under reverse repurchase agreements of $16.5 million are not reflected in total investments; however, income from these agreements is included in net investment income. **Securitized assets include commercial mortgage-backed, residential mortgage-backed and other asset-backed securities. 24

Increasing Stockholder Value – 7.2% CAGR $35 $30 $25 $20 $15 $10 $5 $- 2013 2014 2015 2016 2017 2018 * Q2 YTD Book Value Per Share Cumulative Dividends Per Share *Book value per share declined 6.2 percent from year-end 2017, primarily due to a decline in unrealized investment gains on the fixed maturity portfolio attributable to an increase in interest rates during the quarter and a net loss reported for the first six months of 2018. 25

Stock Repurchase Program • Recently approved changes to common stock repurchase metrics • Continue to focus on achieving appropriate rate of return, but designed to provide management more discretion in stock repurchase decisions • Approximately $652,000 was used to repurchase 25,300 shares during second quarter of 2018 (no repurchases in first quarter of 2018) • Repurchase stock at or below book value, but subject to additional factors such as general market conditions, economic environment, and the rate of return that can be achieved • Approximately $14.0 million remaining under $15.0 million repurchase authorization as of June 30, 2018 26

Appendix 27

Local Service Focus Agencies Represented by Territory 117 117 64z 91 172 85 284 112 139 138 239 151 147 102 134 68 • Feedback from annual agent survey drives future product and service enhancements • Formal tiering program ties compensation to performance 28

Strength in Group Programs Direct Premiums Written Target Markets Branch and industry specific $70,000 programs such as: $60,000 • Schools • Municipalities $50,000 • Petroleum Marketers $40,000 • Manufactured Housing ($ thousands) in $30,000 • Water Well Drillers $20,000 Safety Groups $10,000 • Similar to Target Markets, except dividends can be earned with $0 favorable loss experience of the 2013 2014 2015 2016 2017 group Target Market Safety Group • Group programs generally perform better than our standard book of business 29

2018 Intercompany Reinsurance Treaties Property and Casualty Insurance Segment Reinsurance Segment Catastrophe Treaties Between EMCI and EMCC Catastrophe Treaties Between EMCI and EMCC Retention Limit Retention Limit Cost: $6.0M Cost: $3.6M $24M Cost: $1.4M $100M $12M $22M Cost: $1.6M $15M $10M $20M $10M JANUARYJan. 1 –1June - JUNE 30 30 JULYJuly 1 - 1DECEMBER – Dec. 31 31 ONE-TIMEPer PEROccurrence OCCURRENCE ANNUALAnnual AGGREGATE Aggregate TREATY AGGREGATEAggregate Treaty TREATY AGGREGATEAggregate Treaty TREATY TREATYTreaty Treaty 20% Co-participation • Losses and settlement expenses ceded to EMCC under the • Losses and settlement expenses ceded to EMCC under aggregate treaty totaled $16.8 million in 2017 the intercompany reinsurance program totaled $19.2 • EMC Re purchases additional reinsurance protections (Industry million in 2017 Loss Warranties) in peak exposure territories – Ceded premiums earned of approximately $5.6 million in 2017, with no recoveries in 2017 30

Award-Winning Workplace • No. 2 Ranking on Best Companies for Leaders (Chief Executive) Forbes 2017 America’s • No. 16 Top Workplaces in Iowa 50 Most Trustworthy Financial Companies (The Des Moines Register) • Five-Star Insurance Carrier (Insurance Business America) • Best Property/Casualty Company in Des Moines (Business Record) • Plan Sponsor of the Year (PLANSPONSOR) • American Heart Association’s Platinum Level Fit-Friendly Worksite 31

Experienced Executive Management Team Bruce G. Kelley Mick A. Lovell J.D., CPCU, CLU Scott R. Jean CPCU President, Chief Executive FCAS, MAAA Executive Vice President Officer and Treasurer Executive Vice President of Operations 32 years with EMC of Finance & Strategy 27 years in P&C industry, 26 years with EMC 14 of those years with EMC Ian C. Asplund Bradley J. Fredericks Vicki L. Freese Meyer T. Lehman Larry W. Phillips Mark E. Reese Lisa A. Simonetta M.S., FCAS, MAAA, M.B.A., FLMI CPCU, ARe FCAS, MAAA CPCU CPA J.D. CERA Senior Vice President President of Senior Vice President Senior Vice President Senior Vice President & Senior Vice President Senior Vice President & & Chief Investment Officer EMC Reinsurance Co. & Chief Actuarial Officer & Chief Business Chief Financial Officer & Chief Claims Officer Chief Analytics Officer 20 years in Investments, 40 years with EMC 18 years in Actuary, Development Officer 33 years with EMC 25 years with EMC 14 years with EMC 8 of those years with EMC 1 of those years with EMC 37 years in P&C industry, 11 of those years with EMC 32

Fixed Income Portfolio June 30, 2018 Bond Ratings Expected Maturities AAA 47.2% 14% AA 20.4% 21% A 25.9% BAA 6.2% BA and below 0.3% 25% Total 100.0% 24% 16% Portfolio Characteristics 0-2 Years Average Life: 6.8 Years 2-5 Years 5-7 Years Duration: 5.2 7-10 Years 10+ Years Pre-tax Book Yield: 3.5% 33

Selected Financial Results

($ in thousands, except per share amounts)	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Revenues	$ 341,269	$ 318,403	$ 657,401	$ 645,718	$ 623,563
Net realized investment gains (losses) and, beginning in 2018, change in net unrealized investment gains on equity investments	(11,253)	2,760	6,556	4,074	6,153
Losses and expenses	(338,266)	(305,494)	(624,141)	(586,585)	(558,060)
Income tax (expense) benefit (1)	3,179	(3,361)	(578)	(17,004)	(21,494)
Net income (loss)	$ (5,071)	$ 12,308	$ 39,238	$ 46,203	$ 50,162
Net income (loss) per share	$ (0.24)	$ 0.58	$ 1.84	$ 2.20	$ 2.43
Non-GAAP operating income (2)	$ 3,819	$ 10,514	$ 25,920	$ 43,555	$ 46,163
Non-GAAP operating income per share (2)	$ 0.18	$ 0.49	$ 1.22	$ 2.07	$ 2.24
Loss and settlement expense ratio	73.2%	69.1%	69.5%	65.3%	65.0%
Acquisition expense ratio	34.0%	34.1%	32.7%	33.2%	32.3%
Combined ratio	107.2%	103.2%	102.2%	98.5%	97.3%
After-tax per share data:					
Catastrophe and storm losses (3)	$ (0.78)	$ (0.87)	$ (1.82)	$ (1.48)	$ (1.40)
Favorable development on prior years' reserves	$ 0.22	$ 0.40	$ 0.60	$ 1.10	$ 1.12

Note: All years have been adjusted for revised reporting of net periodic pension and postretirement benefit income that was implemented effective Jan. 1, 2018.

(1) The year ended December 31, 2017 amount includes a $9.1 million deferred income tax benefit resulting from the decline in the U.S. federal corporate tax rate from 35 percent to 21 percent that was enacted on December 22, 2017.
(2) Operating income and operating income per share are non-GAAP financial measures. See pps. 35-36 for additional information regarding their calculation.
(3) Based on PLRB event occurrence numbers for the P&C insurance segment and PCS catastrophe serial numbers for the reinsurance segment.

EMC INSURANCE GROUP INC.
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Non-GAAP Information Definition of Non-GAAP Information and Reconciliation to Comparable GAAP Measures • The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Management uses certain non-GAAP financial measures for evaluating the Company’s performance. These measures are considered non-GAAP financial measures under applicable Securities and Exchange Commission (SEC) rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. The Company’s calculation of non-GAAP financial measures may differ from similar measures used by other companies, so investors should exercise caution when comparing the Company’s non-GAAP financial measures to the measures used by other companies. Non-GAAP Operating Income/Loss • One of the primary non-GAAP financial measures utilized by management for evaluating the Company’s performance is operating income/loss. Non-GAAP operating income/loss is calculated by excluding net realized investment gains/losses and, beginning in 2018, the change in net unrealized investment gains/losses on equity investments from net income/loss. While realized investment gains/losses are integral to the Company’s insurance operations over the long term, the decision to realize investment gains or losses in any particular period is subject to changing market conditions and management’s discretion, and is independent of the Company’s insurance operations. Prior to 2018, investments in equity investments were classified as available-for-sale and changes in unrealized investment gains/losses on equity investments were recognized in other comprehensive income/loss. Effective January 1, 2018, the Company adopted the updated financial instruments guidance issued by the FASB, which requires changes in the unrealized investment gains/losses on equity investments to be recognized in net income/loss rather than other comprehensive income/loss. Changes in unrealized investment gains/losses on equity investments are not predictable due to changing market conditions and are therefore also excluded from the calculation of non-GAAP operating income/loss. The deferred income tax benefit that resulted from the enactment of the Tax Cuts and Jobs Act of 2017 (TCJA) is also excluded in the calculation of non-GAAP operating income for the year ended December 31, 2017. While the Company’s insurance operations will benefit from the lower corporate tax rate that became effective on January 1, 2018, the deferred income tax benefit that resulted from the enactment of the TCJA in 2017 is a one-time event that is not expected to reoccur in the foreseeable future. • Management believes non-GAAP operating income/loss is useful to investors because it illustrates the performance of the Company’s normal, ongoing insurance operations, which is important in understanding and evaluating the Company’s financial condition and results of operations. While this measure is consistent with measures utilized by investors and analysts to evaluate performance, it is not intended as a substitute for the GAAP financial measure of net income/loss. 35

Reconciliations of Non-GAAP Financial Measures

The reconciliations of net income (loss) to non-GAAP operating income, and net income (loss) per share to non-GAAP operating income per share, are as follows:

	Six Months Ended June 30,		Year Ended December 31,		
($ in thousands)	2018	2017	2017	2016	2015
Net income (loss)	$ (5,071)	$ 12,308	$ 39,238	$ 46,203	$ 50,162
Realized investment (gains) losses	952	(2,760)	(6,556)	(4,074)	(6,153)
Change in unrealized investment gains on equity investments	10,301	XXX	XXX	XXX	XXX
Income tax expense (benefit)	(2,363)	966	2,295	1,426	2,154
Net realized investment (gains) losses and, beginning in 2018, change in net unrealized investment gains on equity investments	8,890	(1,794)	(4,261)	(2,648)	(3,999)
Impact of TCJA at enactment	-	-	(9,057)	-	-
Non-GAAP operating income	$ 3,819	$ 10,514	$ 25,920	$ 43,555	$ 46,163
($ per share)					
Net income (loss)	$ (0.24)	$ 0.58	$ 1.84	$ 2.20	$ 2.43
Realized investment (gains) losses	0.04	(0.13)	(0.31)	(0.19)	(0.29)
Change in unrealized investment gains on equity investments	0.48	XXX	XXX	XXX	XXX
Income tax expense (benefit)	(0.10)	0.04	0.11	0.06	0.10
Net realized investment (gains) losses and, beginning in 2018, change in net unrealized investment gains on equity investments	0.42	(0.09)	(0.20)	(0.13)	(0.19)
Impact of TCJA at enactment	-	-	(0.42)	-	-
Non-GAAP operating income	$ 0.18	$ 0.49	$ 1.22	$ 2.07	$ 2.24

EMC INSURANCE GROUP INC.
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Industry Metric – Premiums Written • Premiums written is an industry metric used in statutory accounting to quantify the amount of insurance sold during a specified reporting period. Management analyzes trends in premiums written to assess business efforts, and uses it as a financial measure for goal setting and determining a portion of employee and senior management awards and compensation. Premiums earned, used in both statutory and GAAP accounting, is the recognition of the portion of premiums written directly related to the expired portion of an insurance policy for a given reporting period. The unexpired portion of premiums written is referred to as unearned premiums, and represents the portion of premiums written that would be returned to a policyholder upon cancellation of a policy. 37